                                                       -------------------------
                                                       OMB Number: 3235-0570

                                                       Expires: Nov. 30, 2005

                                                       Estimated average burden
                                                       hours per response: 5.0
                                                       -------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04003

                     Van Kampen Government Securities Fund
    -----------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


             1221 Avenue of the Americas, New York, New York 10020
    -----------------------------------------------------------------------
            (Address of principal executive offices)        (Zip code)

                                Ronald Robinson
             1221 Avenue of the Americas, New York, New York 10020
    -----------------------------------------------------------------------
                    (Name and address of agent for service)



Registrant's telephone number, including area code:    212-762-4000
                                                   -------------------


Date of fiscal year end:    9/30
                        --------------


Date of reporting period:    9/30/03
                          --------------

Item 1. Report to Shareholders

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Government Securities Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of September 30, 2003.

       This material must be preceded or accompanied by a prospectus for the fund being offered.

       Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and, therefore, the value of the fund shares may be less than what you paid for them. Accordingly, you can lose money investing in this fund. Please see the prospectus for more complete information on investment risks.

       Fund shares are neither insured nor guaranteed by the U.S. government.

       NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Performance Summary

PERFORMANCE OF A $10,000 INVESTMENT

This chart compares your fund's performance to that of the Lehman Brothers Government/ Mortgage Index from 9/30/93 through 9/30/03. Class A shares, adjusted for sales charges.
(LINE GRAPH)

                                                              VAN KAMPEN GOVERNMENT SECURITIES           LEHMAN BROTHERS
                                                                            FUND                    GOVERNMENT/MORTGAGE INDEX
                                                              --------------------------------      -------------------------
9/93                                                                       9524.00                           10000.00
12/93                                                                      9520.00                           10009.60
                                                                           9185.00                            9731.99
                                                                           9065.00                            9640.62
                                                                           9079.00                            9696.41
12/94                                                                      9114.00                            9732.89
                                                                           9577.00                           10209.10
                                                                          10055.00                           10807.00
                                                                          10207.00                           11010.70
12/95                                                                     10643.00                           11466.00
                                                                          10401.00                           11279.60
                                                                          10396.00                           11346.20
                                                                          10548.00                           11552.00
12/96                                                                     10844.00                           11887.60
                                                                          10762.00                           11831.70
                                                                          11134.00                           12255.90
                                                                          11489.00                           12647.60
12/97                                                                     11838.00                           13022.30
                                                                          11995.00                           13225.40
                                                                          12225.00                           13526.90
                                                                          12858.00                           14121.20
12/98                                                                     12819.00                           14158.10
                                                                          12693.00                           14094.20
                                                                          12438.00                           13997.30
                                                                          12510.00                           14107.10
12/99                                                                     12432.00                           14082.20
                                                                          12765.00                           14428.40
                                                                          12966.00                           14699.80
                                                                          13327.00                           15137.40
12/00                                                                     13944.00                           15812.60
                                                                          14259.00                           16226.60
                                                                          14228.00                           16287.60
                                                                          14935.00                           17076.00
12/01                                                                     14898.00                           17032.00
                                                                          14879.00                           17066.60
                                                                          15491.00                           17738.30
                                                                          16244.00                           18550.90
12/02                                                                     16347.00                           18744.90
                                                                          16476.00                           18931.90
                                                                          16680.00                           19233.20
9/03                                                                      16584.00                           19206.70

Index data source: Bloomberg

                               A SHARES                B SHARES                C SHARES
                            since 7/16/84           since 12/20/91          since 3/10/93
---------------------------------------------------------------------------------------------
AVERAGE ANNUAL           W/O SALES    W/SALES    W/O SALES    W/SALES    W/O SALES    W/SALES
TOTAL RETURNS             CHARGES     CHARGES     CHARGES     CHARGES     CHARGES     CHARGES

Since Inception            7.81%       7.54%        5.76%      5.76%       5.04%       5.04%

10-year                    5.70        5.19         5.23       5.23        4.92        4.92

5-year                     5.22        4.20         4.43       4.18        4.42        4.42

1-year                     2.09       -2.77         1.36      -2.54        1.36        0.39
---------------------------------------------------------------------------------------------
30-Day SEC yield                3.00%                   2.42%                   2.43%

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and fund shares, when redeemed, may be worth more or less than their original cost. The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor. Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in year one and two and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B and C shares reflect their conversion into Class A shares six and 10 years after purchase, respectively. See footnote 3 in the Notes to Financial Statements for additional information. Figures shown above assume reinvestment of all dividends and capital gains. SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. Yields are subject to change. Distribution rate represents the monthly annualized distributions of the fund at the end of the period and not the earnings of the fund.

Lehman Brothers Government/Mortgage Index is generally representative of U.S. government treasury securities and agency mortgage-backed securities. Index is unmanaged and does not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Fund Report

FOR THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2003

       Van Kampen Government Securities Fund is managed by the Adviser's Taxable Fixed Income team.(1) Members of the team include W. David Armstrong and Scott F. Richard, Managing Directors, and Jaidip Singh, Executive Director. The following discussion reflects their views on the fund's performance.

Q. BEFORE YOU DISCUSS HOW THE FUND PERFORMED, PLEASE DESCRIBE THE OVERALL MARKET ENVIRONMENT.

A. The 12-month period ended September 30, 2003 was one of extreme volatility in the fixed-income markets. The first part of the period saw interest rates rise in response to increased optimism about the outlook for the economy and a belief that interest rates were too low. Investors shunned Treasuries in favor of asset classes thought to provide better value, such as high-yield bonds and investment-grade corporates.

       Economic growth didn't develop as expected, however, and interest rates began to decline in January. By late spring, fears had arisen about a return to recession and even potential deflation. Rates declined through the middle of June, when the 10-year Treasury note dropped to a low of
       3.11 percent.

       At that time, interest rates reversed course again as market participants sensed signs of a return to firm economic growth. In July, the 10-year Treasury note experienced its worst one-month performance in more than 20 years. Rates increased through early September, when expectations for growth were again scaled back and investors tried to find a new equilibrium.

       Like Treasuries, mortgage-backed and agency securities had both up and down cycles during the reporting period. Performance of mortgage-backed securities lagged through mid-June as mortgage prepayments accelerated. Following this, rising interest rates caused a decline in mortgage prepayment expectations, and the performance of mortgage-backed securities improved. Agency securities performed relatively well overall, but lagged after revelations of questionable accounting at the Federal Home Loan Mortgage Corporation (Freddie Mac) raised concerns about the agency's creditworthiness.

Q.     HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A.     The fund underperformed its benchmark index.

        -- The fund returned 2.09 percent for the 12 months ended September 30, 2003. Performance figures are for Class A shares,

(1)Team members may change at any time without notice.
 2
            and assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. If sales charges were included, performance would be lower. Past performance is no guarantee of future results.

        -- The fund's benchmark, the Lehman Brothers Government/Mortgage Index, returned 3.54 percent for the same period.

        -- The fund's monthly dividend of $0.0357 translated to a distribution rate of 3.89 percent based on the fund's maximum offering price (as of September 30, 2003, Class A shares adjusted for sales charges).

       See Performance Summary for additional information and index definition.

Q.     WHAT FACTORS HINDERED PERFORMANCE DURING THE REPORTING PERIOD?

A. With interest rates falling to historic lows during the period, our analysis indicated an increasing probability that the next significant movement in interest rates would be upward. As a result, we reduced the fund's interest-rate sensitivity by trimming the portfolio's duration. We also adjusted the fund's positioning along the maturity spectrum to deemphasize areas that appeared fully valued in favor of more attractively priced securities. This positioning worked well when rates rose in June, but kept the fund from participating fully in the bond market rally earlier on.

Q.     WHAT HELPED PERFORMANCE DURING THE REPORTING PERIOD?

A. Some of the same factors that were liabilities early on actually helped the fund during the final three months of the period. The fund's lower interest rate sensitivity buffered the effects of July's rapid rate climb, and its mortgage-backed holdings performed well relative to similar-

TOP SECTORS AS OF 9/30/03                   COUPON DISTRIBUTION AS OF 9/30/03
U.S. Treasuries               36.5%         Less than 6.0                     44.0%
FNMA                          32.7          6.0-6.9                           28.2
GNMA                           5.3          7.0-7.9                           17.2
FHLMC                         25.5          8.0-8.9                            4.7
                                            9.0-9.9                            3.2
                                            10.0 or more                       2.7

Subject to change daily. All percentages are as a percentage of long-term investments. Provided for informational purposes only and should not be deemed as a recommendation to buy securities in the sectors shown above. Securities are classified by sectors that represent broad groupings of related industries. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

       duration Treasuries toward the end of the period. Another positive for the fund was its lower weighting in agency securities at the point when Freddie Mac became the target of negative attention.

       The fund also gained from our decision to barbell the coupon structure of its mortgage-backed holdings. This strategy--which involves emphasizing lower-and higher-coupon securities while underweighting current-coupon issues--helped cushion the fund from some of the mortgage prepayment volatility during the period. In the latter part of the period, we modified that stance because of our strengthening belief that interest rates could potentially rise again.

Q.     PLEASE WALK US THROUGH HOW YOU POSITIONED THE FUND, HIGHLIGHTING
       KEY ISSUES.

A. The fund maintained a balanced mix of government and mortgage-backed securities throughout the period. This approach allowed the fund to benefit from both high credit quality and the potential for greater yield. By moderately suppressing the fund's interest-rate sensitivity, we positioned the fund for a flattening yield curve, with either with short-term interest rates heading up or long-term rates coming down.

       At the end of the period, we increased the weighting of agency securities in the portfolio because we believed that the agency-related legislation passing through Congress appeared constructive and could ultimately prove beneficial for the sector.

Q. NOW THAT YOU'VE PROVIDED AN OVERVIEW FOR THE FUND, DO YOU HAVE ANY CLOSING THOUGHTS FOR SHAREHOLDERS?

A. We believe that the fund's balanced asset mix could prove advantageous, particularly in an environment where see the potential for more rapid economic growth. We will continue with our disciplined investment approach, monitoring the market closely for opportunities.

ANNUAL HOUSEHOLDING NOTICE

       To reduce expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectus and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICIES AND PROCEDURES

       A description of the fund's policies and procedures with respect to the voting of proxies relating to the fund's portfolio securities is available without charge, upon request, by calling 1-800-847-2424. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

                         BY THE NUMBERS

YOUR FUND'S INVESTMENTS

September 30, 2003
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                               MARKET
(000)       DESCRIPTION                          COUPON          MATURITY            VALUE
            COLLATERALIZED MORTGAGE OBLIGATIONS  3.3%
$  4,661    Federal Home Loan Banks (Interest
            Only)...............................  6.000%         02/15/29        $      151,322
  13,304    Federal Home Loan Mortgage Corp.
            (Interest Only).....................  6.000          05/01/31             1,651,745
  24,845    Federal Home Loan Mortgage Corp.
            (Interest Only).....................  6.500    04/01/28 to 05/15/33       3,289,243
  18,137    Federal Home Loan Mortgage Corp.
            (Interest Only).....................  6.880          03/15/32             1,507,770
     971    Federal National Mortgage
            Association (REMIC).................  1.575          03/25/09               968,565
  40,411    Federal National Mortgage
            Association (Interest Only).........  6.000    11/25/32 to 08/25/33       6,872,866
  15,696    Federal National Mortgage
            Association (Interest Only)
            (REMIC).............................  6.000          07/25/33             3,018,976
  20,250    Federal National Mortgage
            Association.........................  6.022          11/25/10            22,826,120
  42,006    Federal National Mortgage
            Association (Interest Only).........  6.500          05/25/33             6,119,477
  14,971    Federal National Mortgage
            Association (Interest Only)
            (REMIC).............................  7.000          04/25/33             1,817,347
  20,614    Government National Mortgage
            Association (Interest Only)
            (REMIC).............................  6.250          05/16/32             1,476,999
  17,929    Government National Mortgage
            Association (Interest Only) (REMIC)
            (Inverse Floating Rate) (a).........  6.880          05/16/32             1,738,361
                                                                                 --------------

            TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS..........................      51,438,791
                                                                                 --------------

            MORTGAGE BACKED SECURITIES  53.8%
   1,156    Federal Home Loan Mortgage Corp.
            Gold 20 Year Pools..................  7.500    03/01/20 to 11/01/20       1,238,577
   2,289    Federal Home Loan Mortgage Corp.
            Gold 30 Year Pools..................  6.000    04/01/29 to 06/01/31       2,367,452
  23,736    Federal Home Loan Mortgage Corp.
            Gold 30 Year Pools..................  6.500    02/01/26 to 08/01/32      24,796,869
  33,170    Federal Home Loan Mortgage Corp.
            Gold 30 Year Pools..................  7.500    01/01/22 to 11/01/32      35,501,031
   4,208    Federal Home Loan Mortgage Corp.
            Gold 30 Year Pools..................  8.000    07/01/24 to 10/01/31       4,532,057

 6                                             See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2003

PAR
AMOUNT                                                                               MARKET
(000)       DESCRIPTION                          COUPON          MATURITY            VALUE
            MORTGAGE BACKED SECURITIES (CONTINUED)
$      0    Federal Home Loan Mortgage Corp.
            Non-Gold 30 Year Pools.............. 11.000%         02/01/14        $          187
 165,750    Federal Home Loan Mortgage Corp.,
            September...........................  6.500            TBA              172,722,108
  12,900    Federal Home Loan Mortgage Corp.,
            October.............................  7.500            TBA               13,790,900
   5,253    Federal National Mortgage
            Association 15 Year Dwarf Pools.....  6.000    01/01/09 to 07/01/14       5,502,611
   4,217    Federal National Mortgage
            Association 15 Year Dwarf Pools.....  6.500    12/01/07 to 06/01/12       4,463,414
     704    Federal National Mortgage
            Association 15 Year Dwarf Pools.....  7.000    08/01/14 to 07/01/15         749,020
   4,404    Federal National Mortgage
            Association 15 Year Dwarf Pools.....  7.500    01/01/07 to 05/01/15       4,709,978
     922    Federal National Mortgage
            Association 20 Year Pools...........  7.000    01/01/18 to 09/01/21         977,267
       3    Federal National Mortgage
            Association 20 Year Pools...........  7.500          06/01/21                 3,475
  13,898    Federal National Mortgage
            Association 30 Year Pools...........  6.000    02/01/28 to 07/01/29      14,383,751
  24,622    Federal National Mortgage
            Association 30 Year Pools...........  6.500    05/01/23 to 07/01/29      25,719,907
  68,841    Federal National Mortgage
            Association 30 Year Pools...........  7.000    07/01/22 to 05/01/33      72,893,479
  62,567    Federal National Mortgage
            Association 30 Year Pools...........  7.500    03/01/22 to 09/01/32      66,803,581
   8,964    Federal National Mortgage
            Association 30 Year Pools...........  8.000    09/01/24 to 04/01/32       9,678,357
     191    Federal National Mortgage
            Association 30 Year Pools
            (FHA/VA)............................  8.500    01/01/22 to 09/01/24         209,766
      51    Federal National Mortgage
            Association 30 Year Pools........... 11.500    05/01/15 to 05/01/19          57,890
     667    Federal National Mortgage
            Association 30 Year Pools........... 12.000    03/01/13 to 01/01/16         764,173
  86,650    Federal National Mortgage
            Association, October................  5.000            TBA               86,677,035
  75,300    Federal National Mortgage
            Association, November...............  5.500            TBA               76,570,687
  21,500    Federal National Mortgage
            Association, October................  6.000            TBA               22,427,188
  41,500    Federal National Mortgage
            Association, November...............  6.000            TBA               42,719,062
  59,825    Federal National Mortgage
            Association, October................  7.000            TBA               63,246,272

See Notes to Financial Statements                                              7

YOUR FUND'S INVESTMENTS

September 30, 2003

PAR
AMOUNT                                                                               MARKET
(000)       DESCRIPTION                          COUPON          MATURITY            VALUE
            MORTGAGE BACKED SECURITIES (CONTINUED)
$  3,411    Government National Mortgage
            Association 30 Year Pools...........  6.000%         12/15/28        $    3,556,301
   8,534    Government National Mortgage
            Association 30 Year Pools...........  6.500    06/15/23 to 02/15/29       8,988,153
   9,941    Government National Mortgage
            Association 30 Year Pools...........  7.000    12/15/22 to 12/15/27      10,630,961
   1,152    Government National Mortgage
            Association 30 Year Pools
            (FHA/VA)............................  7.000          04/15/24             1,172,872
   8,973    Government National Mortgage
            Association 30 Year Pools...........  7.500    02/15/07 to 08/15/28       9,668,369
   6,956    Government National Mortgage
            Association 30 Year Pools...........  8.000    07/15/07 to 10/15/25       7,604,000
   4,044    Government National Mortgage
            Association 30 Year Pools...........  8.500    09/15/04 to 12/15/21       4,458,788
   1,838    Government National Mortgage
            Association 30 Year Pools...........  9.000    12/15/17 to 12/15/19       2,037,647
      27    Government National Mortgage
            Association 30 Year Pools........... 11.000    01/15/10 to 11/15/20          31,036
     974    Government National Mortgage
            Association 30 Year Pools........... 12.000    06/15/11 to 06/15/15       1,128,680
     438    Government National Mortgage
            Association 30 Year Pools........... 12.500    05/15/10 to 11/15/15         509,400
  33,175    Government National Mortgage
            Association, October................  5.500            TBA               34,014,726
     897    Government National Mortgage
            Association II 30 Year Pools........  6.000          04/20/29               931,661
                                                                                 --------------

            TOTAL MORTGAGE BACKED SECURITIES  53.8%............................     838,238,688
                                                                                 --------------

            UNITED STATES GOVERNMENT AGENCY OBLIGATION  10.2%
 155,865    Federal Home Loan Mortgage Corp. ...  2.750          08/15/06           158,487,429
                                                                                 --------------

            UNITED STATES TREASURY OBLIGATIONS  38.6%
 106,000    United States Treasury Bonds........  5.250          11/15/28           109,850,874
  20,000    United States Treasury Bonds........  6.250          08/15/23            23,386,720
   6,000    United States Treasury Bonds........  8.125          08/15/21             8,403,516
   1,000    United States Treasury Bonds (b)....  8.750          05/15/17             1,437,579
  28,000    United States Treasury Bonds (b)....  8.750          08/15/20            41,126,120
  34,000    United States Treasury Bonds........  9.250          02/15/16            50,050,414
   7,000    United States Treasury Bonds........ 10.375          11/15/12             9,133,908
  10,000    United States Treasury Bonds........ 10.750          08/15/05            11,726,180
   5,500    United States Treasury Bonds........ 11.625          11/15/04             6,141,096
  11,000    United States Treasury Bonds........ 12.000          08/15/13            15,590,355
 125,900    United States Treasury Notes........  1.625          04/30/05           126,677,055

 8                                             See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2003

PAR
AMOUNT                                                                               MARKET
(000)       DESCRIPTION                          COUPON          MATURITY            VALUE
            UNITED STATES TREASURY OBLIGATIONS (CONTINUED)
$131,000    United States Treasury Notes........  4.000%         11/15/12        $  132,596,628
  27,350    United States Treasury Notes........  6.000          08/15/09            31,609,571
   9,600    United States Treasury Notes........  6.500          10/15/06            10,876,502
   8,250    United States Treasury Notes........  6.500          02/15/10             9,792,692
  11,500    United States Treasury Notes........  6.625          05/15/07            13,247,920
   1,000    United States Treasury Notes
            (STRIPS)............................   *             05/15/11               748,324
                                                                                 --------------

            TOTAL UNITED STATES TREASURY OBLIGATIONS  38.6%....................     602,395,454
                                                                                 --------------

TOTAL LONG-TERM INVESTMENTS  105.9%
  (Cost $1,623,835,639)........................................................   1,650,560,362

REPURCHASE AGREEMENT  26.3%
State Street Bank & Trust Co. ($410,334,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 09/30/03, to be sold
  on 10/01/03 at $410,344,030) (Cost $410,334,000).............................     410,334,000
                                                                                 --------------
TOTAL INVESTMENTS  132.2%
  (Cost $2,034,169,639)........................................................   2,060,894,362
LIABILITIES IN EXCESS OF OTHER ASSETS  (32.2%).................................    (501,879,138)
                                                                                 --------------

NET ASSETS  100.0%.............................................................  $1,559,015,224
                                                                                 ==============

*   Zero coupon bond.

(a) An Inverse Floating Rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Fund to enhance the yield of the portfolio.

(b) All or a portion of these securities have been physically segregated in connection with open futures contracts.

FHA/VA--Federal Housing Administration/Department of Veterans Affairs

REMIC--Real Estate Mortgage Investment Conduits

TBA--To be announced, maturity date has not been established. The maturity date will be determined upon settlement and delivery of the mortgage pools.

See Notes to Financial Statements                                              9

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
September 30, 2003

ASSETS:
Total Investments, including repurchase agreement of
  $410,334,000 (Cost $2,034,169,639)........................  $2,060,894,362
Cash........................................................          10,097
Receivables:
  Investments Sold..........................................     196,673,530
  Interest..................................................      11,047,209
  Fund Shares Sold..........................................         788,576
Other.......................................................         353,814
                                                              --------------
    Total Assets............................................   2,269,767,588
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     704,322,819
  Fund Shares Repurchased...................................       2,204,631
  Income Distributions......................................       1,464,980
  Distributor and Affiliates................................       1,043,593
  Investment Advisory Fee...................................         678,604
  Variation Margin on Futures...............................         326,843
Trustees' Deferred Compensation and Retirement Plans........         425,622
Accrued Expenses............................................         285,272
                                                              --------------
    Total Liabilities.......................................     710,752,364
                                                              --------------
NET ASSETS..................................................  $1,559,015,224
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $1,688,099,006
Net Unrealized Appreciation.................................      25,848,330
Accumulated Undistributed Net Investment Income.............      (4,647,308)
Accumulated Net Realized Loss...............................    (150,284,804)
                                                              --------------
NET ASSETS..................................................  $1,559,015,224
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $1,323,842,685 and 126,060,150 shares of
    beneficial interest issued and outstanding).............  $        10.50
    Maximum sales charge (4.75%* of offering price).........             .52
                                                              --------------
    Maximum offering price to public........................  $        11.02
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $192,097,632 and 18,352,870 shares of
    beneficial interest issued and outstanding).............  $        10.47
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $43,074,907 and 4,127,070 shares of
    beneficial interest issued and outstanding).............  $        10.44
                                                              ==============

*   On sales of $100,000 or more, the sales charge will be reduced.

 10                                            See Notes to Financial Statements

Statement of Operations
For the Year Ended September 30, 2003

INVESTMENT INCOME:
Interest....................................................  $ 67,272,651
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     8,861,794
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $3,514,898, $2,149,128 and $502,040,
  respectively).............................................     6,166,066
Shareholder Services........................................     2,609,851
Custody.....................................................       245,498
Legal.......................................................        64,637
Trustees' Fees and Related Expenses.........................        36,092
Other.......................................................       600,052
                                                              ------------
    Total Expenses..........................................    18,583,990
    Less Credits Earned on Cash Balances....................        56,056
                                                              ------------
    Net Expenses............................................    18,527,934
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 48,744,717
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ 59,211,935
  Futures...................................................     3,154,572
                                                              ------------
Net Realized Gain...........................................    62,366,507
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   104,935,132
                                                              ------------
  End of the Period:
    Investments.............................................    26,724,723
    Futures.................................................      (876,393)
                                                              ------------
                                                                25,848,330
                                                              ------------
Net Unrealized Depreciation During the Period...............   (79,086,802)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(16,720,295)
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 32,024,422
                                                              ============

See Notes to Financial Statements                                             11

Statements of Changes in Net Assets

                                                         YEAR ENDED            YEAR ENDED
                                                     SEPTEMBER 30, 2003    SEPTEMBER 30, 2002
                                                     ----------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................    $   48,744,717        $   53,828,281
Net Realized Gain..................................        62,366,507            60,207,389
Net Unrealized Appreciation/Depreciation During the
  Period...........................................       (79,086,802)           15,527,545
                                                       --------------        --------------
Change in Net Assets from Operations...............        32,024,422           129,563,215
                                                       --------------        --------------

Distributions from Net Investment Income:
  Class A Shares...................................       (67,738,936)          (64,642,835)
  Class B Shares...................................        (8,747,336)           (5,029,167)
  Class C Shares...................................        (2,048,036)           (1,148,315)
                                                       --------------        --------------
Total Distributions................................       (78,534,308)          (70,820,317)
                                                       --------------        --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................       (46,509,886)           58,742,898
                                                       --------------        --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..........................       419,208,114           518,634,452
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.....................................        55,333,458            46,799,615
Cost of Shares Repurchased.........................      (588,432,651)         (397,119,147)
                                                       --------------        --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.....................................      (113,891,079)          168,314,920
                                                       --------------        --------------
TOTAL INCREASE/DECREASE IN NET ASSETS..............      (160,400,965)          227,057,818
NET ASSETS:
Beginning of the Period............................     1,719,416,189         1,492,358,371
                                                       --------------        --------------
End of the Period (Including accumulated
  undistributed net investment income of
  $(4,647,308) and $(15,954,811), respectively)....    $1,559,015,224        $1,719,416,189
                                                       ==============        ==============

 12                                            See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                        YEAR ENDED SEPTEMBER 30,
CLASS A SHARES                        ------------------------------------------------------------
                                      2003 (a)    2002 (a) (b)      2001        2000        1999
                                      ------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD............................  $  10.79      $  10.41      $   9.77    $   9.72    $  10.64
                                      --------      --------      --------    --------    --------
  Net Investment Income.............       .32           .38           .54         .56         .61
  Net Realized and Unrealized
    Gain/Loss.......................      (.10)          .50           .61         .05        (.90)
                                      --------      --------      --------    --------    --------
Total from Investment Operations....       .22           .88          1.15         .61        (.29)
Less Distributions from Net
  Investment Income.................       .51           .50           .51         .56         .63
                                      --------      --------      --------    --------    --------
NET ASSET VALUE, END OF THE
  PERIOD............................  $  10.50      $  10.79      $  10.41    $   9.77    $   9.72
                                      ========      ========      ========    ========    ========

Total Return (c)....................     2.09%         8.76%        12.07%       6.53%      -2.71%
Net Assets at End of the Period (In
  millions).........................  $1,323.8      $1,467.9      $1,361.8    $1,389.6    $1,688.8
Ratio of Expenses to Average Net
  Assets............................      .99%          .99%         1.02%       1.00%       1.02%
Ratio of Net Investment Income to
  Average Net Assets................     3.04%         3.69%         5.41%       5.91%       6.01%
Portfolio Turnover..................      360%           97%           65%        100%         94%

(a) Based on average month-end shares outstanding.

(b) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities and presenting paydown gains and losses on mortgage- and asset-backed securities as interest income. The effect of these changes for the year ended September 30, 2002 was to decrease net investment income per share by $.13, increase net realized and unrealized gains and losses per share by $.13, and decrease the ratio of net investment income to average net assets from 4.93% to 3.69%. Per share, ratios, and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements                                             13

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                           YEAR ENDED SEPTEMBER 30,
CLASS B SHARES                           ------------------------------------------------------------
                                         2003 (a)    2002 (a) (b)    2001 (a)    2000 (a)    1999 (a)
                                         ------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...............................   $10.76        $10.40        $ 9.76      $9.71       $10.63
                                          ------        ------        ------      -----       ------
  Net Investment Income................      .24           .30           .47        .49          .53
  Net Realized and Unrealized
    Gain/Loss..........................     (.10)          .49           .61        .05         (.89)
                                          ------        ------        ------      -----       ------
Total from Investment Operations.......      .14           .79          1.08        .54         (.36)
Less Distributions from Net Investment
  Income...............................      .43           .43           .44        .49          .56
                                          ------        ------        ------      -----       ------
NET ASSET VALUE, END OF THE PERIOD.....   $10.47        $10.76        $10.40      $9.76       $ 9.71
                                          ======        ======        ======      =====       ======

Total Return (c).......................    1.36%         7.81%        11.35%      5.76%       -3.49%
Net Assets at End of the Period (In
  millions)............................   $192.1        $203.0        $104.9      $59.5       $ 93.9
Ratio of Expenses to Average Net
  Assets...............................    1.75%         1.75%         1.77%      1.75%        1.78%
Ratio of Net Investment Income to
  Average Net Assets...................    2.28%         2.93%         4.66%      5.16%        5.24%
Portfolio Turnover.....................     360%           97%           65%       100%          94%

(a) Based on average month-end shares outstanding.

(b) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities and presenting paydown gains and losses on mortgage- and asset-backed securities as interest income. The effect of these changes for the year ended September 30, 2002 was to decrease net investment income per share by $.13, increase net realized and unrealized gains and losses per share by $.13, and decrease the ratio of net investment income to average net assets from 4.17% to 2.93%. Per share, ratios, and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within the first and second years of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 14                                            See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                           YEAR ENDED SEPTEMBER 30,
CLASS C SHARES                           ------------------------------------------------------------
                                         2003 (a)    2002 (a) (b)    2001 (a)    2000 (a)    1999 (a)
                                         ------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...............................   $10.73        $10.37        $ 9.74      $9.69       $10.61
                                          ------        ------        ------      -----       ------
  Net Investment Income................      .24           .29           .47        .49          .53
  Net Realized and Unrealized
    Gain/Loss..........................     (.10)          .50           .60        .05         (.89)
                                          ------        ------        ------      -----       ------
Total from Investment Operations.......      .14           .79          1.07        .54         (.36)
Less Distributions from Net Investment
  Income...............................      .43           .43           .44        .49          .56
                                          ------        ------        ------      -----       ------
NET ASSET VALUE, END OF THE PERIOD.....   $10.44        $10.73        $10.37      $9.74       $ 9.69
                                          ======        ======        ======      =====       ======

Total Return (c).......................    1.36%         7.84%        11.27%      5.78%       -3.50%
Net Assets at End of the Period (In
  millions)............................   $ 43.1        $ 48.5        $ 25.6      $13.6       $ 18.7
Ratio of Expenses to Average Net
  Assets...............................    1.75%         1.75%         1.76%      1.75%        1.78%
Ratio of Net Investment Income to
  Average Net Assets...................    2.28%         2.93%         4.67%      5.16%        5.25%
Portfolio Turnover.....................     360%           97%           65%       100%          94%

(a) Based on average month-end shares outstanding.

(b) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities and presenting paydown gains and losses on mortgage- and asset-backed securities as interest income. The effect of these changes for the year ended September 30, 2002 was to decrease net investment income per share by $.13, increase net realized and unrealized gains and losses per share by $.13, and decrease the ratio of net investment income to average net assets from 4.17% to 2.93%. Per share, ratios, and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements                                             15

NOTES TO
FINANCIAL STATEMENTS

September 30, 2003

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Government Securities Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek to provide high current return consistent with preservation of capital. The Fund commenced investment operations on July 16, 1984. The distribution of the Fund's Class B and Class C Shares commenced on December 20, 1991 and March 10, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments are stated at value using market quotations or indications of value obtained from an independent pricing service based upon the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may purchase and sell securities on a "when-issued", "delayed delivery" or "forward commitment" basis, with settlement to occur at a later date. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security so purchased is subject to market fluctuations during this period. Purchasing securities on this basis involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At September 30, 2003, the Fund has $512,167,978 of when-issued, delayed delivery or forward purchase commitments.

    The Fund may invest in repurchase agreements which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry

NOTES TO
FINANCIAL STATEMENTS

September 30, 2003

transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Discount is accreted and premium is amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At September 30, 2003, the Fund had an accumulated capital loss carryforward for tax purposes of $145,637,379 which will expire between September 30, 2004 and September 30, 2009. Of this amount, $35,722,520 will expire on September 30, 2004.

    At September 30, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $2,046,558,211
                                                              ==============
Gross tax unrealized appreciation...........................  $   36,331,321
Gross tax unrealized depreciation...........................     (21,995,170)
                                                              --------------
Net tax unrealized appreciation on investments..............  $   14,336,151
                                                              ==============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.

    The tax character of distributions paid during the years ended September 30, 2003 and 2002 was as follows:

                                                                 2003           2002
Distributions paid from:
  Ordinary income...........................................  $78,874,041    $71,170,452

    Due to inherent differences in the recognition of income, expenses and realized gain/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified. Permanent book and tax differences

NOTES TO
FINANCIAL STATEMENTS

September 30, 2003

relating to the recognition of net realized losses on paydowns of mortgage pool obligations totaling $10,597,771 were reclassified from accumulated undistributed net investment income to accumulated net realized loss. A permanent difference relating to the Fund's investment in other regulated investment companies totaling $29,734 was reclassified to accumulated undistributed net investment income from accumulated net realized loss. A permanent difference relating to an adjustment to the portion of the capital loss carryforward expiring in the prior year totaling $18,059 has been reclassified from accumulated net realized loss to capital. Additionally, a permanent difference relating to book to tax amortization differences totaling $30,469,589 was reclassified from accumulated undistributed net investment income to accumulated net realized loss.

    As of September 30, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $4,141,746

    The difference between book basis and tax basis undistributed net investment income is attributable primarily to the difference between book and tax amortization methods for premium.

    Net realized gains and losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sales transactions, straddle positions and gains or losses recognized for tax purposes on open futures transactions on September 30, 2003.

F. EXPENSE REDUCTIONS During the year ended September 30, 2003, the Fund's custody fee was reduced by $56,056 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee, payable monthly, as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $1 billion............................................     .540%
Next $1 billion.............................................     .515%
Next $1 billion.............................................     .490%
Next $1 billion.............................................     .440%
Next $1 billion.............................................     .390%
Next $1 billion.............................................     .340%
Next $1 billion.............................................     .290%
Over $7 billion.............................................     .240%

    For the year ended September 30, 2003, the Fund recognized expenses of approximately $64,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended

NOTES TO
FINANCIAL STATEMENTS

September 30, 2003

September 30, 2003, the Fund recognized expenses of approximately $108,100 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund, which are reported as part of "Other" expenses on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended September 30, 2003, the Fund recognized expenses of approximately $2,145,900 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $270,629 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2003. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2003

3. CAPITAL TRANSACTIONS

At September 30, 2003, capital aggregated $1,518,929,074, $138,991,622 and
$30,178,310 for Classes A, B and C, respectively. For the year ended September 30, 2003, transactions were as follows:

                                                                SHARES           VALUE
Sales:
  Class A...................................................   27,095,896    $ 288,544,010
  Class B...................................................    9,526,690      101,231,750
  Class C...................................................    2,784,151       29,432,354
                                                              -----------    -------------
Total Sales.................................................   39,406,737    $ 419,208,114
                                                              ===========    =============
Dividend Reinvestment:
  Class A...................................................    4,383,824    $  46,534,640
  Class B...................................................      686,885        7,270,247
  Class C...................................................      144,814        1,528,571
                                                              -----------    -------------
Total Dividend Reinvestment.................................    5,215,523    $  55,333,458
                                                              ===========    =============
Repurchases:
  Class A...................................................  (41,487,202)   $(440,216,432)
  Class B...................................................  (10,734,690)    (113,326,949)
  Class C...................................................   (3,322,673)     (34,889,270)
                                                              -----------    -------------
Total Repurchases...........................................  (55,544,565)   $(588,432,651)
                                                              ===========    =============

NOTES TO
FINANCIAL STATEMENTS

September 30, 2003

    At September 30, 2002, capital aggregated $1,624,051,521, $143,814,349 and
$34,106,156 for Classes A, B and C, respectively. For the year ended September 30, 2002, transactions were as follows:

                                                                SHARES           VALUE
Sales:
  Class A...................................................   32,999,458    $ 297,885,172
  Class B...................................................   13,396,234      184,529,193
  Class C...................................................    3,400,464       36,220,087
                                                              -----------    -------------
Total Sales.................................................   49,796,156    $ 518,634,452
                                                              ===========    =============
Dividend Reinvestment:
  Class A...................................................    4,028,674    $  41,879,576
  Class B...................................................      393,681        4,093,249
  Class C...................................................       79,727          826,790
                                                              -----------    -------------
Total Dividend Reinvestment.................................    4,502,082    $  46,799,615
                                                              ===========    =============
Repurchases:
  Class A...................................................  (31,780,529)   $(330,355,060)
  Class B...................................................   (5,006,145)     (51,913,796)
  Class C...................................................   (1,431,765)     (14,850,291)
                                                              -----------    -------------
Total Repurchases...........................................  (38,218,439)   $(397,119,147)
                                                              ===========    =============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the years ended September 30, 2003 and 2002, 389,030 and 531,023 Class B Shares converted to Class A Shares, respectively and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997, do not possess a conversion feature. For the years ended September 30, 2003 and 2002, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the

NOTES TO
FINANCIAL STATEMENTS

September 30, 2003

purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                 CONTINGENT DEFERRED
                                                                     SALES CHARGE
                                                                   AS A PERCENTAGE
                                                                   OF DOLLAR AMOUNT
                                                                  SUBJECT TO CHARGE
                                                              --------------------------
YEAR OF REDEMPTION                                            CLASS B            CLASS C
First.......................................................   4.00%              1.00%
Second......................................................   4.00%               None
Third.......................................................   3.00%               None
Fourth......................................................   2.50%               None
Fifth.......................................................   1.50%               None
Sixth and Thereafter........................................    None               None

    For the year ended September 30, 2003, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $195,100 and CDSC on redeemed shares of approximately $789,400. Sales charges do not represent expenses of the Fund.

    On September 13, 2002, the Fund acquired all of the assets and liabilities of the Van Kampen U.S. Government Trust for Income ("USGTI") through a tax free reorganization approved by USGTI shareholders on August 28, 2002. The Fund issued 6,140,060, 2,359,815 and 962,599 shares of Classes A, B and C valued at $66,005,643, $25,320,812 and $10,299,811, respectively, in exchange for USGTI's net assets. The shares of USGTI were converted into Fund shares at a ratio 1.292 to 1, 1.290 to 1 and 1.287 to 1 for Classes A, B and C, respectively. Included in these net assets was a capital loss carryforward of $16,000,040, deferred losses from straddle positions of $258,015 and net gains recognized for tax purposes as of September 13, 2002 on open future transactions of $163,418 which are included in accumulated net realized gain/loss. Also included in these net assets was deferred compensation of $72,263 which is included in accumulated undistributed net investment income. Net unrealized appreciation of USGTI as of September 13, 2002 was $4,286,236. Shares issued in connection with this reorganization are included in proceeds from shares sold for the year ended September 30, 2002. Combined net assets on the day of reorganization were $1,691,201,968.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of government securities, including paydowns on mortgage backed securities and excluding short-term investments, were $6,154,379,003 and $6,213,781,664 respectively.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2003

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds or Notes and typically closes the contract prior to the delivery date. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended September 30, 2003 were as follows:

                                                              CONTRACTS
Outstanding at September 30, 2002...........................     2,409
Futures Opened..............................................    16,422
Futures Closed..............................................   (16,279)
                                                               -------
Outstanding at September 30, 2003...........................     2,552
                                                               =======

NOTES TO
FINANCIAL STATEMENTS

September 30, 2003

    The futures contracts outstanding as of September 30, 2003, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
LONG CONTRACTS:
U.S. Treasury Bonds Futures December 2003
  (Current Notional Value of $112,156 per contract).........      615       $ 3,986,400
SHORT CONTRACTS:
U.S. Treasury Notes 2-Year Futures December 2003
  (Current Notional Value of $215,594 per contract).........      450          (706,076)
U.S. Treasury Notes 5-Year Futures December 2003
  (Current Notional Value of $113,469 per contract).........    1,348        (3,695,241)
U.S. Treasury Notes 10-Year Futures December 2003
  (Current Notional Value of $114,625 per contract).........      139          (461,476)
                                                                -----       -----------
                                                                2,552       $  (876,393)
                                                                =====       ===========

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $31,942,900 and $1,538,600 for Class B and C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

    Included in the fees for the year ended September 30, 2003 are payments retained by Van Kampen of approximately $1,760,700 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $207,100.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Government Securities
Fund

    We have audited the accompanying statement of assets and liabilities of the Van Kampen Government Securities Fund (the "Fund"), including the portfolio of investments, as of September 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the year ended September 30, 1999 were audited by other auditors whose report dated November 5, 1999 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen Government Securities Fund at September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                                           -s- Ernst & Young LLP
Chicago, Illinois
November 4, 2003

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Global/International

   Emerging Markets
   Emerging Markets Income
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum

Growth

   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Technology

Growth and Income

   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government

Tax Free

   California Insured Tax Free
   High Yield Municipal*
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Senior Loan Fund

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- Visit our Web site at
  VANKAMPEN.COM.
  To view a prospectus
  select Literature,
  Download Fund Info.                                         (COMPUTER ICON)

- Call us at (800) 847-2424
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.                                           (PHONE ICON)

- E-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us.
                                                            (MAIL ICON)

* Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN GOVERNMENT SECURITIES FUND

BOARD OF TRUSTEES

DAVID C. ARCH
J. MILES BRANAGAN
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

TRUSTEES AND OFFICERS

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES

                                                                                        NUMBER OF
                                                  TERM OF                                FUNDS IN
                                                 OFFICE AND                                FUND
                                 POSITION(S)     LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS             HELD WITH         TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND           SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (58)            Trustee            Trustee     Chairman and Chief             90       Trustee/Director/Managing
Blistex Inc.                                     since 2003  Executive Officer of                    General Partner of funds
1800 Swift Drive                                             Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                          health care products
                                                             manufacturer. Former
                                                             Director of the World
                                                             Presidents
                                                             Organization-Chicago
                                                             Chapter. Director of the
                                                             Heartland Alliance, a
                                                             nonprofit organization
                                                             serving human needs based
                                                             in Chicago.

J. Miles Branagan (71)        Trustee            Trustee     Private investor.              88       Trustee/Director/Managing
1632 Morning Mountain Road                       since 1991  Co-founder, and prior to                General Partner of funds
Raleigh, NC 27614                                            August 1996, Chairman,                  in the Fund Complex.
                                                             Chief Executive Officer
                                                             and President, MDT
                                                             Corporation (now known as
                                                             Getinge/Castle, Inc., a
                                                             subsidiary of Getinge
                                                             Industrier AB), a company
                                                             which develops,
                                                             manufactures, markets and
                                                             services medical and
                                                             scientific equipment.

                                                                                        NUMBER OF
                                                  TERM OF                                FUNDS IN
                                                 OFFICE AND                                FUND
                                 POSITION(S)     LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS             HELD WITH         TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND           SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jerry D. Choate (65)          Trustee            Trustee     Prior to January 1999,         88       Trustee/Director/Managing
33971 Selva Road                                 since 1999  Chairman and Chief                      General Partner of funds
Suite 130                                                    Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                         Allstate Corporation                    Director of Amgen Inc., a
                                                             ("Allstate") and Allstate               biotechnological company,
                                                             Insurance Company. Prior                and Director of Valero
                                                             to January 1995,                        Energy Corporation, an
                                                             President and Chief                     independent refining
                                                             Executive Officer of                    company.
                                                             Allstate. Prior to August
                                                             1994, various management
                                                             positions at Allstate.

Rod Dammeyer (62)             Trustee            Trustee     President of CAC, llc., a      90       Trustee/Director/Managing
CAC, llc.                                        since 2003  private company offering                General Partner of funds
4350 LaJolla Village Drive                                   capital investment and                  in the Fund Complex.
Suite 980                                                    management advisory                     Director of TeleTech
San Diego, CA 92122-6223                                     services. Prior to July                 Holdings Inc.,
                                                             2000, Managing Partner of               Stericycle, Inc.,
                                                             Equity Group Corporate                  TheraSense, Inc., GATX
                                                             Investment (EGI), a                     Corporation, Arris Group,
                                                             company that makes                      Inc. and Trustee of the
                                                             private investments in                  University of Chicago
                                                             other companies.                        Hospitals and Health
                                                                                                     Systems. Prior to May
                                                                                                     2002, Director of
                                                                                                     Peregrine Systems Inc.
                                                                                                     Prior to February 2001,
                                                                                                     Vice Chairman and
                                                                                                     Director of Anixter
                                                                                                     International, Inc. and
                                                                                                     IMC Global Inc. Prior to
                                                                                                     July 2000, Director of
                                                                                                     Allied Riser
                                                                                                     Communications Corp.,
                                                                                                     Matria Healthcare Inc.,
                                                                                                     Transmedia Networks,
                                                                                                     Inc., CNA Surety, Corp.
                                                                                                     and Grupo Azcarero Mexico
                                                                                                     (GAM). Prior to April
                                                                                                     1999, Director of Metal
                                                                                                     Management, Inc.

                                                                                        NUMBER OF
                                                  TERM OF                                FUNDS IN
                                                 OFFICE AND                                FUND
                                 POSITION(S)     LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS             HELD WITH         TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND           SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Linda Hutton Heagy (55)       Trustee            Trustee     Managing Partner of            88       Trustee/Director/Managing
Heidrick & Struggles                             since 1995  Heidrick & Struggles, an                General Partner of funds
233 South Wacker Drive                                       executive search firm.                  in the Fund Complex.
Suite 7000                                                   Trustee on the University
Chicago, IL 60606                                            of Chicago Hospitals
                                                             Board, Vice Chair of the
                                                             Board of the YMCA of
                                                             Metropolitan Chicago and
                                                             a member of the Women's
                                                             Board of the University
                                                             of Chicago. Prior to
                                                             1997, Partner of Ray &
                                                             Berndtson, Inc., an
                                                             executive recruiting
                                                             firm. Prior to 1996,
                                                             Trustee of The
                                                             International House
                                                             Board, a fellowship and
                                                             housing organization for
                                                             international graduate
                                                             students. Prior to 1995,
                                                             Executive Vice President
                                                             of ABN AMRO, N.A., a bank
                                                             holding company. Prior to
                                                             1992, Executive Vice
                                                             President of La Salle
                                                             National Bank.

R. Craig Kennedy (51)         Trustee            Trustee     Director and President of      88       Trustee/Director/Managing
11 DuPont Circle, N.W.                           since 1995  the German Marshall Fund                General Partner of funds
Washington, D.C. 20016                                       of the United States, an                in the Fund Complex.
                                                             independent U.S.
                                                             foundation created to
                                                             deepen understanding,
                                                             promote collaboration and
                                                             stimulate exchanges of
                                                             practical experience
                                                             between Americans and
                                                             Europeans. Formerly,
                                                             advisor to the Dennis
                                                             Trading Group Inc., a
                                                             managed futures and
                                                             option company that
                                                             invests money for
                                                             individuals and
                                                             institutions. Prior to
                                                             1992, President and Chief
                                                             Executive Officer,
                                                             Director and member of
                                                             the Investment Committee
                                                             of the Joyce Foundation,
                                                             a private foundation.

Howard J Kerr (67)            Trustee            Trustee     Prior to 1998, President       90       Trustee/Director/Managing
736 North Western Avenue                         since 2003  and Chief Executive                     General Partner of funds
P.O. Box 317                                                 Officer of Pocklington                  in the Fund Complex.
Lake Forest, IL 60045                                        Corporation, Inc., an                   Director of the Lake
                                                             investment holding                      Forest Bank & Trust.
                                                             company. Director of the
                                                             Marrow Foundation.

                                                                                        NUMBER OF
                                                  TERM OF                                FUNDS IN
                                                 OFFICE AND                                FUND
                                 POSITION(S)     LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS             HELD WITH         TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND           SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jack E. Nelson (67)           Trustee            Trustee     President of Nelson            88       Trustee/Director/Managing
423 Country Club Drive                           since 1995  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                        Services, Inc., a                       in the Fund Complex.
                                                             financial planning
                                                             company and registered
                                                             investment adviser in the
                                                             State of Florida.
                                                             President of Nelson Ivest
                                                             Brokerage Services Inc.,
                                                             a member of the NASD,
                                                             Securities Investors
                                                             Protection Corp. and the
                                                             Municipal Securities
                                                             Rulemaking Board.
                                                             President of Nelson Sales
                                                             and Services Corporation,
                                                             a marketing and services
                                                             company to support
                                                             affiliated companies.

Hugo F. Sonnenschein (62)     Trustee            Trustee     President Emeritus and         90       Trustee/Director/Managing
1126 E. 59th Street                              since 2003  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                            University of Chicago and               in the Fund Complex.
                                                             the Adam Smith                          Director of Winston
                                                             Distinguished Service                   Laboratories, Inc.
                                                             Professor in the
                                                             Department of Economics
                                                             at the University of
                                                             Chicago. Prior to July
                                                             2000, President of the
                                                             University of Chicago.
                                                             Trustee of the University
                                                             of Rochester and a member
                                                             of its investment
                                                             committee. Member of the
                                                             National Academy of
                                                             Sciences, the American
                                                             Philosophical Society and
                                                             a fellow of the American
                                                             Academy of Arts and
                                                             Sciences.

Suzanne H. Woolsey (61)       Trustee            Trustee     Chief Communications           88       Trustee/Director/Managing
2101 Constitution Ave., N.W.                     since 1999  Officer of the National                 General Partner of funds
Room 285                                                     Academy of                              in the Fund Complex.
Washington, D.C. 20418                                       Sciences/National                       Director of Neurogen
                                                             Research Council, an                    Corporation, a
                                                             independent, federally                  pharmaceutical company,
                                                             chartered policy                        since January 1998.
                                                             institution, since 2001
                                                             and previously Chief
                                                             Operating Officer from
                                                             1993 to 2001. Director of
                                                             the Institute for Defense
                                                             Analyses, a federally
                                                             funded research and
                                                             development center,
                                                             Director of the German
                                                             Marshall Fund of the
                                                             United States, and
                                                             Trustee of Colorado
                                                             College. Prior to 1993,
                                                             Executive Director of the
                                                             Commission on Behavioral
                                                             and Social Sciences and
                                                             Education at the National
                                                             Academy of
                                                             Sciences/National
                                                             Research Council. From
                                                             1980 through 1989,
                                                             Partner of Coopers &
                                                             Lybrand.

INTERESTED TRUSTEES*

                                                                                        NUMBER OF
                                                  TERM OF                                FUNDS IN
                                                 OFFICE AND                                FUND
                                 POSITION(S)     LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS             HELD WITH         TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE               FUND           SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (50)       Trustee,           Trustee     President and Chief            88       Trustee/Director/Managing
1221 Avenue of the Americas   President and      since 1999  Executive Officer of                    General Partner of funds
New York, NY 10020            Chief Executive                funds in the Fund                       in the Fund Complex.
                              Officer                        Complex. Chairman,
                                                             President, Chief
                                                             Executive Officer and
                                                             Director of the Advisers
                                                             and VK Advisors Inc.
                                                             since December 2002.
                                                             Chairman, President and
                                                             Chief Executive Officer
                                                             of Van Kampen Investments
                                                             since December 2002.
                                                             Director of Van Kampen
                                                             Investments since
                                                             December 1999. Chairman
                                                             and Director of Van
                                                             Kampen Funds Inc. since
                                                             December 2002. President,
                                                             Director and Chief
                                                             Operating Officer of
                                                             Morgan Stanley Investment
                                                             Management since December
                                                             1998. President and
                                                             Director since April 1997
                                                             and Chief Executive
                                                             Officer since June 1998
                                                             of Morgan Stanley
                                                             Investment Advisors Inc.
                                                             and Morgan Stanley
                                                             Services Company Inc.
                                                             Chairman, Chief Executive
                                                             Officer and Director of
                                                             Morgan Stanley
                                                             Distributors Inc. since
                                                             June 1998. Chairman since
                                                             June 1998, and Director
                                                             since January 1998 of
                                                             Morgan Stanley Trust.
                                                             Director of various
                                                             Morgan Stanley
                                                             subsidiaries. President
                                                             of the Morgan Stanley
                                                             Funds since May 1999.
                                                             Previously Chief
                                                             Executive Officer of Van
                                                             Kampen Funds Inc. from
                                                             December 2002 to July
                                                             2003, Chief Strategic
                                                             Officer of Morgan Stanley
                                                             Investment Advisors Inc.
                                                             and Morgan Stanley
                                                             Services Company Inc. and
                                                             Executive Vice President
                                                             of Morgan Stanley
                                                             Distributors Inc. from
                                                             April 1997 to June 1998.
                                                             Chief Executive Officer
                                                             from September 2002 to
                                                             April 2003 and Vice
                                                             President from May 1997
                                                             to April 1999 of the
                                                             Morgan Stanley Funds.

                                                                                        NUMBER OF
                                                  TERM OF                                FUNDS IN
                                                 OFFICE AND                                FUND
                                 POSITION(S)     LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS             HELD WITH         TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE               FUND           SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Richard F. Powers, III* (57)  Trustee            Trustee     Advisory Director of           90       Trustee/Director/Managing
1 Parkview Plaza                                 since 1999  Morgan Stanley. Prior to                General Partner of funds
P.O. Box 5555                                                December 2002, Chairman,                in the Fund Complex.
Oakbrook Terrace, IL 60181                                   Director, President,
                                                             Chief Executive Officer
                                                             and Managing Director of
                                                             Van Kampen Investments
                                                             and its investment
                                                             advisory, distribution
                                                             and other subsidiaries.
                                                             Prior to December 2002,
                                                             President and Chief
                                                             Executive Officer of
                                                             funds in the Fund
                                                             Complex. Prior to May
                                                             1998, Executive Vice
                                                             President and Director of
                                                             Marketing at Morgan
                                                             Stanley and Director of
                                                             Dean Witter, Discover &
                                                             Co. and Dean Witter
                                                             Realty. Prior to 1996,
                                                             Director of Dean Witter
                                                             Reynolds Inc.

Wayne W. Whalen* (64)         Trustee            Trustee     Partner in the law firm        90       Trustee/Director/Managing
333 West Wacker Drive                            since 1995  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                            Meagher & Flom                          in the Fund Complex.
                                                             (Illinois), legal counsel
                                                             to funds in the Fund
                                                             Complex.

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their current or former positions with Morgan Stanley or its affiliates.

OFFICERS

                                                  TERM OF
                                                 OFFICE AND
                                POSITION(S)      LENGTH OF
NAME, AGE AND                    HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  FUND           SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (62)         Vice President      Officer     Managing Director of Global Research Investment Management.
2800 Post Oak Blvd.                              since 1998  Vice President of funds in the Fund Complex. Prior to
45th Floor                                                   December 2002, Chief Investment Officer of Van Kampen
Houston, TX 77056                                            Investments and President and Chief Operations Officer of
                                                             the Advisers and Van Kampen Advisors Inc. Prior to May 2002,
                                                             Executive Vice President and Chief Investment Officer of
                                                             funds in the Fund Complex. Prior to May 2001, Managing
                                                             Director and Chief Investment Officer of Van Kampen
                                                             Investments, and Managing Director and President of the
                                                             Advisers and Van Kampen Advisors Inc. Prior to December
                                                             2000, Executive Vice President and Chief Investment Officer
                                                             of Van Kampen Investments, and President and Chief Operating
                                                             Officer of the Advisers. Prior to April 2000, Executive Vice
                                                             President and Chief Investment Officer for Equity
                                                             Investments of the Advisers. Prior to October 1998, Vice
                                                             President and Senior Portfolio Manager with AIM Capital
                                                             Management, Inc. Prior to February 1998, Senior Vice
                                                             President and Portfolio Manager of Van Kampen American
                                                             Capital Asset Management, Inc., Van Kampen American Capital
                                                             Investment Advisory Corp. and Van Kampen American Capital
                                                             Management, Inc.

Stefanie V. Chang (36)       Vice President      Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas                      since 2003  Vice President of funds in the Fund Complex.
New York, NY 10020

Joseph J. McAlinden (60)     Executive           Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas  Vice President      since 2002  Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020           and Chief                       Management Inc. and Morgan Stanley Investments LP and
                             Investment Officer              Director of Morgan Stanley Trust for over 5 years. Executive
                                                             Vice President and Chief Investment Officer of funds in the
                                                             Fund Complex. Managing Director and Chief Investment Officer
                                                             of Van Kampen Investments, the Advisers and Van Kampen
                                                             Advisors Inc. since December 2002.

John R. Reynoldson (50)      Vice President      Officer     Executive Director and Portfolio Specialist of the Advisers
1 Parkview Plaza                                 since 2000  and Van Kampen Advisors Inc. Vice President of funds in the
P.O. Box 5555                                                Fund Complex. Prior to July 2001, Principal and Co-head of
Oakbrook Terrace, IL 60181                                   the Fixed Income Department of the Advisers and Van Kampen
                                                             Advisors Inc. Prior to December 2000, Senior Vice President
                                                             of the Advisers and Van Kampen Advisors Inc. Prior to May
                                                             2000, Senior Vice President of the investment grade taxable group for the Advisers. Prior to June 1999, Senior Vice
                                                             President of the government securities bond group for Asset
                                                             Management.

                                                  TERM OF
                                                 OFFICE AND
                                POSITION(S)      LENGTH OF
NAME, AGE AND                    HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  FUND           SERVED    DURING PAST 5 YEARS

Ronald E. Robison (64)       Executive Vice      Officer     Chief Executive Officer and Chairman of Investor Services.
1221 Avenue of the Americas  President and       since 2003  Executive Vice President and Principal Executive Officer of
New York, NY 10020           Principal                       funds in the Fund Complex. Chief Global Operations Officer
                             Executive Officer               and Managing Director of Morgan Stanley Investment
                                                             Management Inc. Managing Director of Morgan Stanley.
                                                             Managing Director and Director of Morgan Stanley Investment
                                                             Advisors Inc. and Morgan Stanley Services Company Inc. Chief
                                                             Executive Officer and Director of Morgan Stanley Trust. Vice
                                                             President of the Morgan Stanley Funds.

A. Thomas Smith III (46)     Vice President and  Officer     Managing Director of Morgan Stanley, Managing Director and
1221 Avenue of the Americas  Secretary           since 1999  Director of Van Kampen Investments, Director of the
New York, NY 10020                                           Advisers, Van Kampen Advisors Inc., the Distributor,
                                                             Investor Services and certain other subsidiaries of Van
                                                             Kampen Investments. Managing Director and General
                                                             Counsel-Mutual Funds of Morgan Stanley Investment Advisors,
                                                             Inc. Vice President and Secretary of funds in the Fund
                                                             Complex. Prior to July 2001, Managing Director, General
                                                             Counsel, Secretary and Director of Van Kampen Investments,
                                                             the Advisers, the Distributor, Investor Services, and
                                                             certain other subsidiaries of Van Kampen Investments. Prior to December 2000, Executive Vice President, General Counsel,
                                                             Secretary and Director of Van Kampen Investments, the
                                                             Advisers, Van Kampen Advisors Inc., the Distributor,
                                                             Investor Services and certain other subsidiaries of Van
                                                             Kampen Investments. Prior to January 1999, Vice President
                                                             and Associate General Counsel to New York Life Insurance
                                                             Company ("New York Life"), and prior to March 1997,
                                                             Associate General Counsel of New York Life. Prior to
                                                             December 1993, Assistant General Counsel of The Dreyfus
                                                             Corporation. Prior to August 1991, Senior Associate, Willkie
                                                             Farr & Gallagher. Prior to January 1989, Staff Attorney at
                                                             the Securities and Exchange Commission, Division of
                                                             Investment Management, Office of Chief Counsel.

John L. Sullivan (48)        Vice President,     Officer     Director and Managing Director of Van Kampen Investments,
1 Parkview Plaza             Chief Financial     since 1996  the Advisers, Van Kampen Advisors Inc. and certain other
P.O. Box 5555                Officer and                     subsidiaries of Van Kampen Investments. Vice President,
Oakbrook Terrace, IL 60181   Treasurer                       Chief Financial Officer and Treasurer of funds in the Fund
                                                             Complex. Head of Fund Accounting for Morgan Stanley
                                                             Investment Management. Prior to December 2002, Executive
                                                             Director of Van Kampen Investments, the Advisers and Van
                                                             Kampen Advisors Inc.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our Web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling (800) 847-2424.

                                                 Van Kampen Funds Inc.
                                                 1 Parkview Plaza, P.O. Box 5555
                                                 Oakbrook Terrace, IL 60181-5555
                                                 www.vankampen.com

                                     (VAN KAMPEN INVESTMENTS LOGO)

                                                 Copyright (C)2003 Van Kampen
                                                 Funds Inc. All rights reserved.
                                                 Member NASD/SIPC. 29, 129, 229
                                                 GOVT ANR
                                                 11/03 12218K03-AP-11/03

Item 2.  Code of Ethics.

(a) The Fund has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b) No information need be disclosed pursuant to this paragraph.

(c) Not applicable.

(d) Not applicable.

(e) Not applicable.

(f)

        (1)  The Fund's Code of Ethics is attached hereto as Exhibit 10A.
        (2)  Not applicable.
        (3)  Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund's Board of Trustees has determined that it has three "audit committee financial experts" serving on its audit committee, each of whom are "independent" Trustees: J. Miles Branagan, Jerry Choate and R. Craig Kennedy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

Applicable only for reports covering fiscal years ending on or after December 15, 2003.

Item 5.  Audit Committee of Listed Registrants.

Applicable only for reports covering periods ending on or after the earlier of
(i) the first annual shareholder meeting after January 15, 2004 or (ii) October 31, 2004.

Item 6.  [Reserved.]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 8.  [Reserved.]

Item 9. Controls and Procedures

(a) The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.


(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10.  Exhibits.

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.
(b) A separate certification for each Principal Executive Officer and Principal Financial Officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Van Kampen Government Securities Fund
            --------------------------------------

By:  /s/ Ronald E. Robison
     ---------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: November 19, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Ronald E. Robison
    ---------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: November 19, 2003

By: /s/ John L. Sullivan
    --------------------
Name: John L. Sullivan
Title: Principal Financial Officer
Date: November 19, 2003